                                                                       EXHIBIT 1



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                        FEDERAL REALTY INVESTMENT TRUST


                                      and


                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                as Rights Agent


                        -------------------------------



                     Amended and Restated Rights Agreement



                          Dated as of March 11, 1999



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

                               TABLE OF CONTENTS

                                                                           Page

Section 1. Certain Definitions............................................... 2
Section 2. Appointment of Rights Agent....................................... 7
Section 3. Issue of Rights Certificates...................................... 7
Section 4. Form of Rights Certificates....................................... 9
Section 5. Countersignature and Registration.................................10
Section 6. Transfer, Split Up, Combination and Exchange of Rights
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.......11
Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.....12
Section 8. Cancellation and Destruction of Rights Certificates...............16
Section 9. Reservation and Availability of Common Shares.....................17
Section 10. Common Shares Record Date........................................18
Section 11. Adjustment of Purchase Price, Number and Kind of Shares
or Number of Rights..........................................................19
Section 12. Certificate of Adjusted Purchase Price or Number of Shares.......29
Section 13. Consolidation, Merger or Sale or Transfer of Assets or
Earning Power................................................................29
Section 14. Additional Covenants.............................................33
Section 15. Fractional Rights and Fractional Shares..........................34
Section 16. Rights of Action.................................................36
Section 17. Agreement of Rights Holders......................................36
Section 18. Rights Certificate Holder Not Deemed a Shareholder...............37
Section 19. Concerning the Rights Agent......................................38
Section 20. Merger or Consolidation or Change of Name of Rights Agent........38
Section 21. Duties of Rights Agent...........................................39
Section 22. Change of Rights Agent...........................................42
Section 23. Issuance of New Rights Certificates..............................44
Section 24. Redemption and Termination.......................................44
Section 25. Exchange.........................................................47
Section 26. Notice of Certain Events.........................................48
Section 27. Notices..........................................................49
Section 28. Supplements and Amendments.......................................50
Section 29. Determination and Actions by the Board of Trustees, etc..........50
Section 30. Successors.......................................................51
Section 31. Benefits of this Agreement.......................................51
Section 32. Severability.....................................................51
Section 33. Governing Law....................................................52
Section 34. Counterparts.....................................................52
Section 35. Descriptive Headings.............................................52
Section 36. Non-Recourse.....................................................52

Exhibit A  Form of Rights Certificate.......................................A-1
Exhibit B  Form of Summary of Rights to Purchase Common Shares..............B-1

                                RIGHTS AGREEMENT
                                ----------------

        This Amended and Restated Agreement, dated as of March 11, 1999, between Federal Realty Investment Trust, an unincorporated business trust governed by the laws of the District of Columbia (the "Trust"), and American Stock Transfer & Trust Company, a corporation having its principal office at 99 Wall Street, New York, New York 10005 (the "Rights Agent").

                              W I T N E S S E T H
                              -------------------

        WHEREAS, on April 13, 1989, the Board of Trustees of the Trust authorized and declared a dividend distribution of one Right (as hereinafter defined) for each Common Share (as hereinafter defined) of the Trust outstanding on April 24, 1989 (the "Record Date"), and contemplated the issuance of one Right (subject to adjustment as provided herein) for each Common Share of the Trust issued between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), each Right representing the right to purchase one Common Share of the Trust upon the terms and subject to the conditions set forth in the Rights Agreement dated April 13, 1989 (the "Original Rights Agreement"), between the Trust and the predecessor Rights Agent, The Riggs National Bank of Washington, D.C. (the "Rights");

        WHEREAS, on March 11, 1999, the Board of Trustees of the Trust determined that it was advisable and in the best interests of the Trust and its shareholders to amend and restate the Original Rights Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

        Section 1.  Certain Definitions.  For purposes of this Agreement, the
                    -------------------
following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Trust, shall be the Beneficial Owner (as such term is hereinafter defined) of securities representing 15% or more of the Common Shares then outstanding, other than as a result of a Permitted Offer (as such term is hereinafter defined), or who was such a Beneficial Owner at any time after the date hereof, whether or not such Person continues to be the Beneficial Owner of securities representing 15% or more of the Common Shares then outstanding, provided, however, that for purposes of this
                                    --------  -------
Section 1(a), the effect of Section 6.12 of the Third Amended and Restated Declaration of Trust of the Trust, or any successor provision, and actions taken by the Board of Trustees of the Trust pursuant thereto, shall be disregarded. Notwithstanding the foregoing, (A) the term Acquiring Person shall not include
(i) the Trust, (ii) any Subsidiary (as such term is hereinafter defined) of the Trust, (iii) any employee benefit plan of the Trust or of any Subsidiary of the Trust or (iv) any Person or entity organized, appointed or established by the Trust or any Subsidiary of the Trust for or pursuant to the terms of any such employee benefit plan and (B) no Person shall become an "Acquiring Person" (i) as a result of the acquisition of Common Shares by the Trust which, by reducing the number of Common Shares outstanding, increases the proportional number of shares Beneficially Owned by such Person together with all Affiliates and Associates of such Person, provided, that if (1) a Person would become an Acquiring Person (but for the operation of this subclause (i)) as a result of the acquisition of Common Shares by the Trust, and (2) after such share acquisition by the Trust, such Person, or any Affiliate or Associate of such Person, becomes the Beneficial Owner of any additional Common Shares (except as the result of a stock split, stock dividend, recapitalization or similar transaction), then such Person shall be deemed an Acquiring Person, or (ii) if (1) within five Business Days after such Person would otherwise have become an Acquiring Person (but for the operation of this subclause (ii)), such Person notifies the Board of Trustees that such Person did so inadvertently, and (2) within two Business Days after such notification (or such greater period of time as may be determined by action of the Board of Trustees, but in no event greater than five Business Days), such Person divests itself of a sufficient number of Common Shares so that such Person is the Beneficial Owner of less than 15% of the outstanding Common Shares.

          (b) "Act" shall mean the Securities Act of 1933, as amended and in effect on the date of this Agreement.

          (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined).

          (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own," any securities:

               (i) which such Person or any of such Person's Affiliates or Associates Beneficially Owns, directly or indirectly;

               (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person
                                             --------  -------
          shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided,
                                                                    --------
          however, that a Person shall not be deemed the "Beneficial Owner" of,
          -------
          or to "Beneficially Own," any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable by such person on
          Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing), or with which such Person or any of such Person's Affiliates have otherwise formed a group related to the acquisition, holding, voting (except pursuant to a revocable proxy or consent as described in clause (B) of subparagraph (ii) of this paragraph (d)) or disposing of any securities of the Trust (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities). Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Trust, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (e) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the District of Columbia are authorized or obligated by law or executive order to close.

          (f) "Close of Business" on any given date shall mean 5:00 P.M., District of Columbia time, on such date; provided, however, that if such date is
                                         --------  -------
not a Business Day it shall mean 5:00 P.M. District of Columbia time, on the next succeeding Business Day.

          (g) "Common Shares" when used with reference to the Trust shall mean the Common Shares of beneficial interest, no par value, of the Trust, or, in the event of a subdivision, combination or consolidation with respect to such Common Shares, the Common Shares resulting from such subdivision, combination or consolidation. "Common Shares" when used with reference to stock issued by any Person other than the Trust shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person which ultimately controls such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.

          (h) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect on the date of this Agreement.

          (j) "Final Expiration Date" shall have the meaning set forth in
Section 7 hereof.

          (k) "Permitted Offer" shall mean a tender or exchange offer for all outstanding Common Shares at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board of Trustees of the Trust who are not officers of the Trust to be both adequate and otherwise in the best interests of the Trust and its shareholders (other than the Person or any Affiliate or Associate thereof on whose behalf the offer is being made) taking into account all factors that such Trustees may deem relevant.

          (l) "Person" shall mean any individual, firm, corporation, partnership, joint venture, association, trust, limited liability company or other entity, and shall include any successor (by merger or otherwise) of such entity.

          (m) "Purchase Price" shall have the meaning set forth in Section 4 hereof. As set forth in Section 7(b) hereof, the Purchase Price shall initially be $65.00, subject to adjustment as provided herein.

          (n) "Record Date" shall mean April 24, 1989.

          (o) "Section 11(a)(ii) Event" shall mean any event described in
Section 11(a)(ii) hereof.

          (p) "Section 13 Event" shall mean any event described in clause (x),
(y) or (z) of Section 13(a) hereof.

          (q) "Shares Acquisition Date" shall mean the first date of public announcement by the Trust or an Acquiring Person that an Acquiring Person has become such, provided, that if such Person is determined not to have become an
             --------
Acquiring Person pursuant to Section 1(a) hereof, then no Shares Acquisition Date shall be deemed to have occurred.

          (r) A "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

          (s) "Voting Power" shall mean the voting power of all securities of the Trust then outstanding and generally entitled to vote for the election of trustees of the Trust; provided, however, that for purposes of this Section
                       --------  -------
1(s), the effect of Section 6.12 of the Third Amended and Restated Declaration of Trust of the Trust, or any successor provision, and actions taken by the Board of Trustees of the Trust pursuant thereto, shall be disregarded.

     Section 2.  Appointment of Rights Agent.  The Trust hereby appoints the
                 ---------------------------
Rights Agent to act as agent for the Trust in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Trust may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Trust appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Trust shall determine.

     Section 3.  Issue of Rights Certificates.
                 ----------------------------
          (a) Until the earlier of (i) the Shares Acquisition Date or (ii) the tenth day after the date of the commencement of, or first public announcement of the intention of any Person (other than the Trust, any Subsidiary of the Trust, or any employee benefit plan of the Trust or any of its Subsidiaries) to commence (which intention to commence remains in effect for five business days after such announcement), a tender or exchange offer which would result in such Person becoming an Acquiring Person, unless such date is extended by the Board of Trustees of the Trust (including any such date which is on or after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights shall be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Shares registered in the names of the holders thereof (which certificates for Common Shares shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) shall be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Trust); provided, however, that if a tender offer is terminated
                        --------  -------
prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender offer. As soon as practicable after the Distribution Date, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of

Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Trust, a certificate for Rights, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each Common Share so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     (b) With respect to certificates for Common Shares outstanding as of the date of this Agreement, until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the Rights will be evidenced by such certificates for Common Shares and the registered holders of Common Shares shall also be the registered holders of the associated Rights. Until the Distribution Date (or earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates for Common Shares outstanding on or after the Record Date shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or certificates. Upon the request of the holder of any Common Shares or, after the Distribution Date, the holder of any Rights, the Trust shall, at its expense, provide a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the "Summary of Rights").

          (c) Certificates issued for Common Shares (including, without limitation, certificates issued upon transfer or exchange of Common Shares) or reacquired Common Shares referred to in the last sentence of this paragraph (c) or Common Shares which become outstanding after the date of this Agreement, but prior to the earlier of the Distribution Date or the Expiration Date (as such term is hereinafter defined), shall be deemed also to be certificates for Rights, and shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between Federal Realty Investment Trust and American Stock Transfer & Trust Company (the "Rights

          Agent") dated as of March 11, 1999 (the "Rights Agreement") the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Federal Realty Investment Trust. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. Federal Realty Investment Trust will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons whether currently held by or on behalf of such Person or by any subsequent holder of such Rights may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or certificates. In the event that the Trust purchases or acquires any Common Shares prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Trust shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

     Section 4.  Form of Rights Certificates.
                 ---------------------------

          (a) The Rights Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Trust may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 23 hereof, the Rights Certificates, whenever distributed, on their face shall entitle the holders thereof to purchase such number of Common Shares as shall be set forth therein at the price per share set forth therein (the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

          (b) Any Rights Certificate issued pursuant to Section 3(a) or Section 23 hereof that represents Rights which are null and void pursuant to Section 7(e) of this Agreement and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

          The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby are null and void.

The provisions of Section 7(e) of this Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

     Section 5.  Countersignature and Registration.  The Rights Certificates
                 ---------------------------------
shall be executed on behalf of the Trust by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall be attested to by the Secretary or an Assistant Secretary of the Trust, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Trust who shall have signed any of the Rights Certificates shall cease to be such officer of the Trust before countersignature by the Rights Agent and issuance and delivery by the Trust, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Trust with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Trust; and any Rights Certificates may be signed on behalf of the Trust by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Trust to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and date of each of the Rights Certificates.

     Section 6.  Transfer, Split Up, Combination and Exchange of Rights
                 ------------------------------------------------------
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
----------------------------------------------------------------------
Subject to the provisions of Section 4(b), Section 7(e) and Section 15 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Rights Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of Common Shares as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder, in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Rights Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Neither the Rights Agent nor the Trust shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Trust shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 15 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Trust may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     Upon receipt by the Trust and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Trust and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Trust will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

     Section 7.  Exercise of Rights, Purchase Price; Expiration Date of Rights.
                 -------------------------------------------------------------
          (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the appropriate form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purposes, together with payment of the Purchase Price for each Common Share (or such other number of shares or other securities) as to which the surrendered Rights are exercised, at or prior to the earliest of (i) the Close of Business on

April 24, 2009 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in Section 24 hereof, or (iii) the time at which the Rights are exchanged as provided in Section 25 hereof, or (iv) the consummation of a transaction contemplated by Section 13(d) hereof (such earliest time being herein referred to as the "Expiration Date"). Notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of Common Shares may exercise all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such Common Shares in accordance with and subject to the provisions of this Agreement, including the provisions of Section 7(e) hereof, as of the date such Person becomes a record holder of Common Shares.

          (b) The Purchase Price for each Common Share pursuant to the exercise of a Right shall initially be sixty-five dollars ($65.00), shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below. Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Trust shall (i) declare or pay any dividend on the outstanding Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case, each Common Share outstanding following such subdivision, combination or consolidation shall continue to have one Right associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

          (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the appropriate form of election to purchase and related certificate duly executed, accompanied by payment of the Purchase Price for the shares (or other securities or property) to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Trust, the Rights Agent shall, subject to Section 21(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Common Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Common Shares to be purchased, and the Trust hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Trust, in its sole discretion, shall have elected to deposit the Common Shares issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of Common Shares as are to be purchased (in which case certificates for the Common Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Trust will direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Trust the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Trust is obligated to issue other securities of the Trust pursuant to Section 11(a) hereof, the Trust will make all arrangements necessary so that such other securities are available for distribution by the

Rights Agent, if and when appropriate. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii) hereof, the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer include the rights provided by Section 11(a)(ii) of the Rights Agreement and if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii).

          (d) In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 15 hereof, or the Rights Agent shall place an appropriate notation on the Rights Certificate with respect to those Rights exercised.

          (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Trustees of the Trust has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Trust shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Trust shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Trust shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Trust shall reasonably request.

     Section 8.  Cancellation and Destruction of Rights Certificates.  All
                 ---------------------------------------------------
Rights Certificates surrendered for the purpose of exercise (other than a partial exercise), transfer, split up, combination or exchange shall, if surrendered to the Trust or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Trust shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Trust otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Trust, or shall, at the written request of the Trust, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Trust.

     Section 9.  Reservation and Availability of Common Shares.
                 ---------------------------------------------
          (a) The Trust covenants and agrees that at all times prior to the occurrence of a Section 11(a)(ii) Event it shall cause to be reserved and kept available out of its authorized and unissued Common Shares, or any authorized and issued Common Shares held in its treasury, the number of Common Shares (and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of a Section 11(a)(ii) Event, shall, to the extent reasonably practicable, so reserve and keep available a sufficient number of Common Shares (and/or other securities) which may be required to permit the exercise in full of the Rights pursuant to this Agreement.

          (b) So long as the Common Shares (or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, the Trust shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares (or other securities) reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

          (c) The Trust covenants and agrees that it shall take all such action as may be necessary to ensure that all Common Shares and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.

          (d) The Trust further covenants and agrees that it shall pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for Common Shares and/or other securities upon the exercise of Rights. The Trust shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or in respect of the issuance or delivery of the Common Shares and/or other securities in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for Common Shares, and/or other securities in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Trust's satisfaction that no such tax is due.

          (e) The Trust shall use its best efforts to (i) file, as soon as practicable following the Shares Acquisition Date (or, if required by law, at such earlier time following the Distribution Date as so required), a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and
(iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act and the rules and regulations thereunder) until the date of the expiration of the rights provided by Section 11(a)(ii) hereof. The Trust will also take such action as may be appropriate under the blue sky laws of the various states.

     Section 10.  Common Shares Record Date.  Each person in whose name any
                  -------------------------
certificate for Common Shares (or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the
                                               -------  -------
date of such presentation and payment is a date upon which the Common Shares (or other securities) transfer books of the Trust are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Shares (or other securities) transfer books of the Trust are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a shareholder of the Trust with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Trust, except as provided herein.

     Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or
                  ----------------------------------------------------------
Number of Rights.  The Purchase Price, the number of shares covered by each
----------------
Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11:

          (a) (i) In the event the Trust shall at any time after the date of this Agreement (A) declare a dividend on the Common Shares payable in Common Shares, (B) subdivide the outstanding Common Shares, (C) combine the outstanding Common Shares into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Trust is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and in Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock and other securities which, if such Right had been exercised immediately prior to such date and at a time when the Common Shares transfer books of the Trust were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

               (ii) In the event that any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall, for a period of 60 days after the later of the occurrence of any such event or the effective date of an appropriate registration statement under the Act pursuant to Section 9 hereof, have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price, in accordance with the terms of this Agreement, such number of Common Shares of the Trust as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Common Shares for which a Right is then exercisable immediately prior to the first occurrences of a Section 11(a)(ii) Event, and (y) dividing that product by fifty percent (50%) of the then current market price per one Common Share (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares being referred to as the number of "Adjustment Shares"); provided, however, that
                                                         --------  -------
     if the transaction that would otherwise give rise to the foregoing, adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii).

               (iii) In the event that there shall not be sufficient treasury shares or authorized but unissued (and unreserved) Common Shares to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) and the Rights become so exercisable, notwithstanding any other provision of this Agreement, to the extent necessary and permitted by applicable law and any agreements in effect on the date hereof to which it is a party, each Right shall thereafter represent the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, a number of shares, or units of shares, of (x) Common Shares (up to the maximum number of Common Shares which may permissibly be issued using the allocation procedure specified in the second sentence of Section 11(k)) and/or (y) preferred stock (or other equity securities) of the Trust, equal in the aggregate to the number of Adjustment Shares where the Board of Trustees of the Trust shall have deemed such shares or units, other than the Common Shares, to have at least the same economic value as the Common Shares (an "equivalent security"); provided, however, if there
                                                   --------  -------
     are unavailable sufficient shares (or fractions of shares) of Common Shares and/or equivalent securities, then the Trust shall, to the extent permitted by applicable law, take all such action as may be necessary to authorize additional Common Shares and/or equivalent securities for issuance upon exercise of the Rights, including the calling of a meeting of shareholders, if necessary; and provided, further, that if the Trust is unable to cause
                       --------  -------
     the authorization of a sufficient number of Common Shares or other equivalent securities to be available for issuance upon exercise in full of the Rights, then each Right shall thereafter represent the right to receive the Adjusted Number of Common Shares upon exercise at the Adjusted Purchase Price (as such terms are hereinafter defined). As used herein, the term "Adjusted Number of Common Shares" shall be equal to that number of shares (or fractions of shares) of Common Shares (and/or shares or units of equivalent securities) equal to the product of (x) the number of Adjustment Shares and (y) a fraction, the numerator of which is the number of Common Shares (and/or shares or units of equivalent securities), as the case may be, available for issuance upon exercise of the Rights and the denominator of which is the aggregate number of Adjustment Shares otherwise issuable upon exercise in full of all Rights (assuming there were sufficient Common Shares and/or shares or units of equivalent securities, as the case may be, available) (such fraction being referred to as the "Proration Factor"). The "Adjusted Purchase Price" shall mean the product of the Purchase Price and the Proration Factor. The Board of Trustees of the Trust may, but shall not be required to, establish procedures to allocate the right to receive Common Shares and common stock and/or equivalent securities, as the case may be, upon exercise of the Rights among holders of Rights.

          (b) If the Trust shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same or more favorable rights, privileges and preferences as the Common Shares ("common share equivalents")) or securities convertible into Common Shares or common share equivalents at a price per Common Share or per common share equivalent (or having a conversion price per share, if a security convertible into Common Shares) less than the current market price (as defined in Section 11(d)) per Common Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares which the aggregate offering price of the total number of Common Shares and/or common share equivalents to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or common share equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Trustees of the Trust, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Common Shares owned by or held for the account of the Trust shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) If the Trust shall fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a consolidation or merger in which the Trust is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Trust), assets (other than a dividend payable in Common Shares), or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as defined in Section 11(d)) per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Trustees of the Trust, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of one Common Share and the denominator of which shall be the current market price per share of the Common Shares. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d) For the purpose of any computation hereunder, the "current market price" per share of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however,
                                                             --------  -------
that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other exchange or market system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of

Trustees of the Trust. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board of Trustees of the Trust shall be used and shall be binding on the Rights Agent. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share determined in good faith by the Board of Trustees of the Trust, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

          (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e)
--------  -------
are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Final Expiration Date.

          (f) If as a result of any provision of Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Trust other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10, 13 and 15 hereof with respect to the Common Shares shall apply on like terms to any such other shares.

          (g) All Rights originally issued by the Trust subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Trust shall have exercised its election as provided in
Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Common Shares (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of Common Shares covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Trust may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Trust shall make a public announcement of its election to adjust the number of

Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Trust shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 15 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Trust, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Trust, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Trust, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Shares, or other securities issuable upon exercise of the Rights, the Trust shall take any action which may, in the opinion of its counsel, be necessary in order that the Trust may validly and legally issue fully paid and nonassessable Common Shares, or other securities at such adjusted

Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination Common Shares, and other equivalent securities, a portion of the consideration paid upon such exercise, equal to at least the then par value of each security so received, shall be allocated as the payment for each security of the Trust so received.

          (1) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Trust may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other capital stock or securities of the Trust, if any, issuable upon such exercise over and above the number of Common Shares and other capital stock or securities of the Trust, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Trust shall deliver to such holder a due bill or
--------  -------
other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m) Anything to the contrary in this Section 11 notwithstanding, the Trust shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the current market price, (iii) issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Trust to holders of its Common Shares shall not be taxable to such shareholders.

          (n) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Rights Agreement, including the rights represented by Section 13.

     Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.
                  ----------------------------------------------------------
Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Trust shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 27 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and not be deemed to have knowledge of any adjustment unless and until it shall have received such certificate.

     Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning
                  --------------------------------------------------------------
Power.
-----
          (a) In the event that, on or following the Shares Acquisition Date, directly or indirectly, (x) the Trust shall consolidate with, or merge with and into, any other Person, (y) any Person shall consolidate with the Trust, or merge with and into the Trust and the Trust shall be the continuing or surviving entity of such merger (other than, in the case of either transaction described in (x) or (y), a merger or consolidation which would result in all of the Voting Power represented by the securities of the Trust outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the Voting Power represented by the securities of the Trust or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or
(z) the Trust shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Trust and its Subsidiaries (taken as a whole) to any other Person, then, and in each such case, proper provision shall be made so that (i) following the Distribution Date, each holder of a Right, subject to Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, such number of freely tradeable Common Shares of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii) hereof) and (y) dividing that product by fifty percent (50%) of the current market price per share of the Common Shares of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Trust pursuant to this Agreement; (iii) the term "Trust" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

          (b)  "Principal Party" shall mean

               (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which Common Shares of the Trust are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation (including, if applicable, the Trust, if it is the surviving entity); and

               (ii) in the case of any transaction described in clause (z) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Shares of such
--------  -------
Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary or Affiliate of another Person, "Principal Party" shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

          (c) The Trust shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Trust and each Principal Party and each other Person who may become a Principal Party as a result of a Section 13 Event shall have a sufficient number of its authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Trust and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party at its own expense shall:

               (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

               (ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

               (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The rights under this Section 13 shall be in addition to the rights to exercise Rights and adjustments under
Section 11(a)(ii) hereof and shall survive any exercise thereunder.

          (d) Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 13 shall not be applicable to a transaction described in clauses (x) and (y) of Section 13(a) if: (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to a Permitted Offer (or a wholly-owned Subsidiary of any such Person or Persons); (ii) the price per Common Share offered in such transaction is not less than the price per Common Share paid to all holders of Common Shares whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration being offered to the remaining holders of Common Shares pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of any such transaction contemplated by this subsection (d), all Rights hereunder shall expire.

     Section 14.  Additional Covenants.
                  --------------------
          (a) After the Distribution Date, the Trust covenants and agrees that it shall not (i) consolidate with any other Person (other than a Subsidiary of the Trust in a transaction which does not violate Section 14(b) hereof); (ii) merge with or into any other Person (other, than a Subsidiary of the Trust in a transaction which does not violate Section 14(b) hereof); or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Trust and its Subsidiaries (taken as a whole), to any other Person or Persons (other than the Trust and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 14(b) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or by-law provisions or any rights, warrants or other instruments outstanding or agreements in effect or other actions taken, which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the shareholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13 hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Trust shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Trust and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

          (b) The Trust covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 24 or Section 28 hereof, take (or permit any

Subsidiary to take) any action the purpose or effect of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

     Section 15.  Fractional Rights and Fractional Shares.
                  ---------------------------------------
          (a) The Trust shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(n), or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Trustees of the Trust. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Trustees of the Trust shall be used and shall be binding on the Rights Agent.

          (b) The Trust shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Trust may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 15(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive common share equivalents (other than Common Shares) or other securities upon the exercise of a Right, the Trust shall not be required to issue fractions of shares or units of such common share equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such common share equivalents or other securities. In lieu of fractional shares or units of such common share equivalents or other securities, the Trust may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such common share equivalent or other securities. For purposes of this Section 15(c), the current market value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such common share equivalent is not traded, each such common share equivalent shall have the value of one Common Share.

          (d) Except as otherwise expressly provided herein, the holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right.

     Section 16.  Rights of Action.  All rights of action in respect of this
                  ----------------
Agreement, excepting the rights of action given to the Rights Agent under
Section 19 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Trust to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any bona fide action to enforce the provisions of this Agreement, provided such holders prevail in such action either by judicial determination or settlement.

     Section 17.  Agreement of Rights Holders.  Every holder of a Right by
                  ---------------------------
accepting the same consents and agrees with the Trust and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares;

          (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent, designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate form fully executed; and

          (c) subject to Section 6 and Section 7(f) hereof, the Trust and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Trust or the Rights Agent) for all purposes whatsoever, and neither the Trust nor the Rights Agent shall be affected by any notice to the contrary; and notwithstanding anything in this Agreement to the contrary, neither the Trust nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

     Section 18.  Rights Certificate Holder Not Deemed a Shareholder.  No
                  --------------------------------------------------
holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Common Shares, or any other securities of the Trust which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Trust or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

     Section 19.  Concerning the Rights Agent.  The Trust agrees to pay to the
                  ---------------------------
Rights Agent reasonable compensation for all services rendered by it hereunder as agreed, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other reasonable disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Trust also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

     The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Trust, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

     Section 20.  Merger or Consolidation or Change of Name of Rights Agent.
                  ---------------------------------------------------------
Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or all or substantially all of the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 22 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 21.  Duties of Rights Agent.  The Rights Agent undertakes the
                  ----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Trust and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Trust), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Trust prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Trust and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust only.

          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it be responsible for any determination by the Board of Trustees of the Trust of the current market value of the Rights or Common Shares pursuant to the provisions of Section 15 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Shares or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Trust agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Trust, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

          (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Trust or become pecuniarily interested in any transaction in which the Trust may be interested, or contract with or lend money to the Trust or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Trust or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Trust or to the holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

          (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights hereunder if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Trust.

     Section 22.  Change of Rights Agent.  The Rights Agent or any successor
                  ----------------------
Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Trust and to each transfer agent of the Common Shares by registered or certified mail, and to holders of the Rights Certificates by first-class mail. The Trust may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Trust shall appoint a successor to the Rights Agent. If the Trust shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Trust), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Trust or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or any state of the United States or the District of Columbia, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Trust shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 23.  Issuance of New Rights Certificates.  Notwithstanding any of
                  -----------------------------------
the provisions of this Agreement or of the Rights to the contrary, the Trust may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Trustees of the Trust to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Trust (a) shall with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Trust, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Trustees of the Trust, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however,
                                                           --------  -------
that (i) the Trust shall not be obligated to issue any such Right Certificates if, and to the extent that, the Trust shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Trust or the Person to whom such Rights Certificate would be issued, and
(ii) no Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 24.  Redemption and Termination.
                  --------------------------

          (a) (i) The Board of Trustees of the Trust may, at its option, at any time prior to the earlier of (x) the Shares Acquisition Date or (y) 5:00 P.M., District of Columbia time, on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The Trust may, at its option, pay the Redemption Price either in

Common Shares (based on the "current market price" per share, as defined in Section 11(d)(i) hereof, of the Common Shares at the time of redemption) or cash; provided that if the Trust elects to pay the Redemption Price in Common Shares, the Trust shall not be required to issue any fractional Common Shares and may pay cash in lieu thereof.

          (ii) In addition, the Board of Trustees of the Trust may redeem all but not less than all of the then outstanding Rights at the Redemption Price following the occurrence of a Shares Acquisition Date but prior to any event described in Section 13(a) either (x) in connection with any event specified in
Section 13(a) in which all holders of Common Shares are treated alike and not involving (other than as a holder of Common Shares being treated like all other such holders) an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any other Person in which such Acquiring Person, Affiliate or such Associate has any interest, or any other Person acting directly or indirectly on behalf of or in association with any such Acquiring Person, Affiliate or Associate, or (y) following the occurrence of an event set forth in, and the expiration of any period during which the holder of Rights may exercise the rights under, Section 11(a)(ii) if and for as long as the Acquiring Person is not thereafter the Beneficial Owner of securities representing fifteen percent (15%) or more of the outstanding Common Shares, and at the time of redemption there are no other persons who are Acquiring Persons, provided, however, that
                                                      --------  -------
for purposes of this Section 24, the effect of Section 6.12 of the Third Amended and Restated Declaration of Trust of the Trust, or an successor provision, and actions taken by the Board of Trustees of the Trust pursuant thereto, shall be disregarded.

          (b) In the case of a redemption permitted under Section 24(a)(i), immediately upon the action of the Board of Trustees of the Trust ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the

Redemption Price. In the case of a redemption permitted only under Section 24(a)(ii), evidence of which shall have been filed with the Rights Agent, the right to exercise the Rights will terminate and represent only the right to receive the Redemption Price only after ten Business Days following the giving of notice of such redemption to the holders of such Rights if no event set forth in Section 11(a)(ii) shall have occurred, and, if such event shall have occurred, upon the later of ten Business Days following the giving of such notice or the expiration of any period during which the rights under Section 11(a)(ii) may be exercised. The Trust shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in,
                 --------  -------
any such notice shall not affect the validity of such redemption. Within ten days after the action of the Board of Trustees of the Trust ordering any such redemption of the Rights, the Trust shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Trust nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 24 and other than in connection with the purchase of Common Shares prior to the Distribution Date.

          (c) In the case of a redemption permitted under Section 24(a)(i) or
(ii) hereof, the Trust may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Shares, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Trust.

     Section 25.  Exchange.
                  --------
          (a) The Board of Trustees of the Trust may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) and 11(a)(ii) hereof) for Common Shares of the Trust at an exchange ratio of one Common Share per Right (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Trustees shall not be empowered to effect such exchange at any time after any Person (other than the Trust, any Subsidiary of the Trust, any employee benefit plan of the Trust or any such Subsidiary, any entity holding Common Shares for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

          (b) Immediately upon the action of the Board of Trustees of the Trust ordering the exchange of any Rights pursuant to Section 25(a) hereof and without any further action and without any notice, the right to exercise such rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Trust shall promptly give public notice of any such exchange; provided, however, that the failure to
                                         --------  -------
give, or any defect in, such notice shall not affect the validity of such exchange. The Trust promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Sections 7(e) and 11(a)(ii) hereof) held by each holder of Rights.

          (c) In any exchange pursuant to this Section 25, the Trust, at its option, may substitute common share equivalents (as such term is defined in Section 11(b) hereof) for some or all of the Common Shares exchangeable for Rights, at the initial rate of one common share equivalent for each Common Share.

          (d) The Board of Trustees shall not authorize any exchange transaction referred to in Section 25(a) hereof unless at the time such exchange is authorized there shall be sufficient Common Shares issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 25.

     Section 26.  Notice of Certain Events.  In case the Trust shall propose
                  ------------------------
(a) to pay any dividend payable in stock of any class to the holders of Common Shares or to make any other distribution to the holders of Common Shares (other than a regular quarterly cash dividend out of earnings or retained earnings of the Trust) or (b) to offer to the holders of Common Shares rights or warrants to subscribe for or to purchase any additional Common Shares or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common Shares (other than a reclassification involving only the subdivision of outstanding Common Shares), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Trust and its subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Trust, then, in each such case, the Trust shall give to each holder of a Rights Certificate, in accordance with Section 27 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
(a) or (b) above at least twenty (20) days prior to the record date for determining holders of the Common Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of, participation therein by the holders of the Common Shares whichever shall be the earlier.

        In case any of the events set forth in Section 11(a)(ii) of this Agreement shall occur, then, in any such case, the Trust shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 27 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

     Section 27.  Notices.  Notices or demands authorized by this Agreement to
                  -------
be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Trust shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               Federal Realty Investment Trust
               1626 East Jefferson Street
               Rockville, Maryland  20852-4041
               Attention:  General Counsel

Subject to the provisions of Section 22, any notice or demand authorized by this Agreement to be given or made by the Trust or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Trust) as follows:

               American Stock Transfer & Trust Company
               99 Wall Street
               New York, New York  10005
               Attention:  Executive Vice President

Notices or demands authorized by this Agreement to be given or made by the Trust or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Trust.

     Section 28.  Supplements and Amendments.  The Trust and the Rights Agent
                  --------------------------
may from time to time supplement or amend this Agreement without approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) prior to the Distribution Date, to change or supplement the provisions hereunder which the Trust may deem necessary or desirable or (iv) following the Distribution Date, to change or supplement the provisions hereunder in any manner which the Trust may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates. Upon the delivery of a certificate from an appropriate officer of the Trust which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Prior to this Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

     Section 29.  Determination and Actions by the Board of Trustees, etc.
                  --------------------------------------------------------

     For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. The Board of Trustees of the Trust shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Trustees or the Trust, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Trustees in good faith, shall (x) be final, conclusive and binding on the Trust, the Rights Agent, the holders of the Rights Certificates and all other parties, and (y) not subject the Board of Trustees to any liability to the holders of the Rights Certificates.

     Section 30.  Successors.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of the Trust or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 31.  Benefits of this Agreement.  Nothing in this Agreement shall
                  --------------------------
be construed to give to any person or corporation other than the Trust, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Trust, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

     Section 32.  Severability.  If any term, provision, covenant or
                  ------------
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 33.  Governing Law.  This Agreement, each Right and each Rights
                  -------------
Certificate issued hereunder shall be deemed to be a contract made under the laws of the District of Columbia and for all purposes shall be governed by and construed in accordance with the laws of such District applicable to contracts to be made and to be performed entirely within such District.

     Section 34.  Counterparts.  This Agreement may be executed in any number
                  ------------
of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 35.  Descriptive Headings.  Descriptive headings of the several
                  --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 36.  Non-Recourse.  This Agreement and all documents, agreements,
                  ------------
understandings and arrangements relating hereto have been entered into or executed on behalf of the Trust by the undersigned in his capacity as a trustee or officer of the Trust, which has been formed as an unincorporated business trust under the laws of the District of Columbia pursuant to a Third Amended and Restated Declaration of Trust of the Trust dated as of May 24, 1984, and not individually, and none of the trustees, officers, employees, agents or shareholders of the Trust shall be personally bound or have any personal liability hereunder. The Rights Agent shall look solely to the assets of the Trust for satisfaction of any liability of the Trust with respect to this Agreement. The Rights Agent will not seek recourse or commence any action against any of the shareholders of Trust or any of their personal assets, and will not commence any action for money judgments against any of the trustees, officers, employees or agents of the Trust or seek recourse against any of their personal assets, for the performance or payment of any obligation of the Trust hereunder or thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:                          FEDERAL REALTY INVESTMENT TRUST
                    [SEAL]


/s/ Cecily A. Ward               By: /s/ Nancy J. Herman
----------------------------        ------------------------------------
Name:  Cecily A. Ward            Name:  Nancy J. Herman
Title: Vice President -          Title: Vice President - General Counsel
        Controller


Attest:                          AMERICAN STOCK TRANSFER & TRUST
                                       COMPANY
                                       as Rights Agent
                    [SEAL]

/s/ Joseph F. Wolf               By: /s/ Herbert J. Lemmer
----------------------------        ------------------------------------
Name:  Joseph F. Wolf            Name:  Herbert J. Lemmer
Title: Vice President            Title: Vice President

A-1
                                   Exhibit A
                                   ---------

                         [Form of Rights Certificate]

Certificate No. R-                                              __Rights

          NOT EXERCISABLE AFTER APRIL 24, 2009 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE TRUST, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO EXCHANGE, AT THE OPTION OF THE TRUST, AT ONE COMMON SHARE PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE, ASSOCIATE OR TRANSFEREE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY ARE NULL AND VOID.*]


                              Rights Certificate
                        Federal Realty Investment Trust

     This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of March 11, 1999 (the "Rights Agreement") between Federal Realty Investment Trust, an unincorporated business trust governed by the laws of the District of Columbia (the "Trust"), and American Stock Transfer & Trust Company (the "Rights Agent"), to purchase from the Trust at any time after the Distribution Date (as such term

------------------
*  The portion of the legend in brackets shall be inserted only if applicable.

is defined in the Rights Agreement) and prior to 5:00 P.M. (District of Columbia time) on April 24, 2009, at the office of the Rights Agent designated for such purposes, a fully paid, non-assessable Common Share, no par value (the "Common Shares") of the Trust, at a purchase price of $65.00 per share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the appropriate Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 11, 1999, based on the Common Shares as constituted at such date.

     As provided in the Rights Agreement, the Purchase Price and the number of Common Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Trust and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Trust, and the Trust will mail to the holder a copy of the Rights Agreement within five days of a written request therefor.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent, may be exercised for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section

11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Trust at its option at a redemption price of $0.01 per Right. Subject to the provisions of the Rights Agreement, the Trust, at its option, may elect to mail payment of the redemption price to the registered holder of the Right at the time of redemption, in which event this certificate may become void without any further action by the Trust.

     No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Trust which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Trust or any right to vote for the election of trustees or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any trust action, or, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends, subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Trust. Dated as of ___________.

ATTEST:                                 FEDERAL REALTY INVESTMENT TRUST



----------------------------            ----------------------------------
Name:                                   Name:
Title:                                  Title:

Countersigned:

AMERICAN STOCK TRANSFER
     & TRUST COMPANY,
     as Rights Agent



----------------------------
   Authorized Signature

                 [Form of Reverse Side of Rights Certificate]

                              FORM OF ASSIGNMENT
                              ------------------

               (To be executed by the registered holder if such
              holder desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED __________________________________________________ hereby sells, assigns and transfers unto ______________________________________________
________________________________________________________________________________

________________________________________________________________________________
                 (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Trust, with full power of substitution.


Dated:_____________, ____


                                                      --------------------------
                                                            Signature

Signature Guaranteed:

          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                                  Certificate
                                  -----------

     The undersigned hereby certifies by checking the appropriate boxes that:
     (1) the Rights evidenced by this Rights Certificate [   ] are [   ] are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person, or an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement).


Dated: __________, 19__

                                                    ----------------------------
                                                    Signature


                                    NOTICE
                                    ------
     The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Trust and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person, or any Affiliate, Associate or transferee of such Acquiring Person (as such terms are defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

                     (To be executed if holder desires to
                  exercise the Rights Certificate pursuant to
                  Section 11(a)(ii) of the Rights Agreement.)

To FEDERAL REALTY INVESTMENT TRUST:

     The undersigned hereby irrevocably elects to exercise ___________ Rights represented by this Rights Certificate to purchase the Common Shares (or such other securities of the Trust) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:


--------------------------------------------------------------------------------
          (Please insert social security or other identifying number)


--------------------------------------------------------------------------------
                        (Please print name and address)


     The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to each of Section 11(a)(ii) and Section 13 of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to:



--------------------------------------------------------------------------------
(Please insert social security or other identifying number) (complete only if Rights Certificate is to be registered in a name other than the undersigned)



--------------------------------------------------------------------------------
                        (Please print name and address)

Dated: ____________, ____


                                                        -----------------------
                                                        Signature

Signature Guaranteed:

          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                                  Certificate
                                  -----------


The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [   ] are [   ] are not
being exercised by or on behalf of a Person who is or was an Acquiring Person or Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [  ]
did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person, or an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement).


Dated:__________, ____


                                                           ---------------------
                                                           Signature


                                    NOTICE
                                    ------

     The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Trust and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person, or any Affiliate, Associate or transferee of such Acquiring Person (as such terms are defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

                     (To be executed if holder desires to
            exercise the Rights Certificate other than pursuant to
                  Section 11(a)(ii) of the Rights Agreement.)

To FEDERAL REALTY INVESTMENT TRUST:

     The undersigned hereby irrevocably elects to exercise ___________ Rights represented by this Rights Certificate to purchase the Common Shares (or such other securities of the Trust or any other Person) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:



--------------------------------------------------------------------------------
          (Please insert social security or other identifying number)



--------------------------------------------------------------------------------
                        (Please print name and address)


     The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to each of Section 11(a)(ii) and Section 13 of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to:



--------------------------------------------------------------------------------
(Please insert social security or other identifying number) (complete only if Rights Certificate is to be registered in a name other than the undersigned)



--------------------------------------------------------------------------------
                        (Please print name and address)

Dated:_____________, ____


                                                            --------------------
                                                            Signature

Signature Guaranteed:

          Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

                                  Certificate
                                  -----------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate [   ] are [   ] are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, it [  ]
did [   ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person, or an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement.

Dated:___________, ____


                                                            --------------------
                                                            Signature


                                    NOTICE
                                    ------

     The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Trust and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person, or any Affiliate, Associate or transferee of such Acquiring Person (as such terms are defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.

B-1
                                   Exhibit B
                                   ---------

                  SUMMARY OF RIGHTS TO PURCHASE COMMON SHARES

OVERVIEW

          On April 13, 1989, the Board of Trustees of the Federal Realty Investment Trust (the "Trust") declared a dividend distribution of one Right (a "Right") for each outstanding common share of beneficial interest, no par value (the "Common Shares"), of the Trust to shareholders of record at the close of business on April 24, 1989 (the "Record Date"), with such Rights to expire on April 24, 1999. On March 11, 1999, the expiration date of the Rights was extended and certain other amendments to the terms of the Rights were adopted. Except as set forth below, each Right (as amended), when exercisable, entitles the registered holder to purchase from the Trust one Common Share at a price of $65.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement (the "Rights Agreement") between the Trust and American Stock Transfer & Trust Company as Rights Agent.

DISTRIBUTION DATE, TRANSFER OF RIGHTS

          Initially, the Rights will be attached to all Common Shares certificates representing shares then outstanding, and no separate Right certificates will be distributed. The Rights will be evidenced, with respect to any of the Common Shares certificates outstanding as of the Record Date, by such Common Shares certificate together with the Summary of Rights which is attached as Exhibit B to the Rights Agreement, until the earlier to occur of (i) a public announcement that, without the prior consent of the Board of Trustees of the Trust, a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Shares of the Trust (an "Acquiring Person")/1/ or (ii) ten days following the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer which would result in any person or group and related persons becoming an Acquiring Person, without the prior consent of the Trust (the earlier of such dates being called the "Distribution Date").

          The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Shares certificates. From as soon as practicable

---------------------
/1/ For purposes of calculating such ownership, the effect of Section 6.12 of the Third Amended and Restated Declaration of Trust of the Trust (relating to limitations on ownership in excess of 9.8% of the Common Stock of the Trust), or any successor provision, and actions taken by the Board of Trustees of the Trust pursuant thereto, shall be disregarded.

after the Record Date and until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date (with or without this Summary of Rights attached) will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

          The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest of (i) April 24, 2009, (ii) consummation of a merger transaction with a person or group who acquired Common Shares pursuant to a Permitted Offer (as defined below) and is offering in the merger the same price per share and form of consideration paid in the Permitted Offer, or (iii) redemption by the Trust as described below.

EXERCISE OF RIGHT FOR SHARES OF THE TRUST

          In the event that any person becomes an Acquiring Person (unless pursuant to a tender offer or exchange offer for all outstanding Common Shares at a price and on terms determined by at least a majority of the members of the Board of Trustees of the Trust who are officers of the Trust to be both adequate and otherwise in the best interests of the Trust and its shareholders (a "Permitted Offer")), proper provision shall be made so that each holder of a Right will for a 60-day period thereafter have the right to receive upon exercise and payment of the Purchase Price (initially $65.00, but subject to adjustment) that number of shares (or fractional shares) of Common Shares having a then current market value of two times the Purchase Price (e.g., $130.00 based
                                                             ----
on the initial Purchase Price of $65.00), subject to the availability of a sufficient number of authorized but unissued Common Shares (such right being called the "Flip-In Right"). For example, at the initial Purchase Price of $65.00, if at the time of exercise the Trust's Common Shares had an average market price of $21 2/3 per share, the holder of each Right, other than the Acquiring Person, would be entitled to buy six (6) Common Shares for $65.00.
The Trust shall be entitled (but not required) to deliver, upon exercise of the Right, in lieu of Common Shares, shares of equivalent securities.

EXERCISE OF RIGHTS FOR SHARES OF ACQUIRING COMPANY

          In the event that, after the first date of public announcement by the Trust or an Acquiring Person that an Acquiring Person has become such, the Trust is involved in a merger or other business combination transaction in which the Common Shares are exchanged or changed, or 50% or more of the Trust's assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (other than such Acquiring Person) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of Common Shares of the acquiring company, (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which at the time of such transaction would have a market value of two times the exercise price of the Right (such right being called the "Flip-Over Right"). For example, at the initial Purchase Price of $65.00, if at the time of exercise the acquiring company's common stock had an average market price of $13.00, the holder of each right, other than the Acquiring Person, would be entitled to buy ten (10) shares of the acquiring company's common stock for $65.00.

          The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises the Flip-In Right. Upon the occurrence of any of the events giving rise to the exercisability of the Flip-In Right or the Flip-Over Right, any Rights that are or were at any time owned by an Acquiring Person engaging in any of such transactions or receiving the benefits thereof on or after the time the Acquiring Person becomes such shall become void insofar as they relate to the Flip-In Right or the Flip-Over Right.

ADJUSTMENT TO PURCHASE PRICE

          The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for Common Shares, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Common Shares at less than the current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above).

          The Purchase Price is also subject to adjustment in the event of a stock split of the outstanding Common Shares, or a stock dividend on the outstanding Common Shares payable in Common Shares, or subdivisions, consolidations or combinations of the outstanding Common Shares occurring, in any such case, prior to the Distribution Date.

          With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractions of shares will be issued and, in lieu thereof, an adjustment in case will be made based on the market price of the Common Shares on the last trading date prior to the date of exercise.

REDEMPTION OF RIGHTS

          At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Trust may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"), which redemption shall be effective upon the authorization of the Board of Trustees. Additionally, the Trust may, after a person becomes an Acquiring Person, redeem the then outstanding Rights in whole, but not in part, at the Redemption Price provided that such redemption is incidental to a merger or other business combination transaction or series of transactions involving the Trust but not involving an Acquiring Person or any person who was an Acquiring Person or following an event giving rise to, and the expiration of the exercise period for the Flip-In Right if there is no longer an Acquiring Person. The redemption of Rights described in the preceding sentence shall be effective only as of such time when the Flip-In Right is not exercisable, and in any event, only after 10 business days prior notice. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Trust, including, without limitation, the right to vote or to receive dividends.

          The terms of the Rights may be amended by the Board of Trustees of the Trust and the Rights Agent, (i) prior to the Distribution Date in any manner, and (ii) on or after the Distribution Date to cure any ambiguity, to shorten or lengthen any time period under the Rights Agreement, to correct or supplement any provision of the Rights Agreement which may be defective or inconsistent with any other provisions, or in any manner not adversely affecting the interests of the holders of the Rights.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Form 8-A/A amending the Trust's Registration Statement on Form 8-A, previously filed on April 14, 1989. A copy of the Rights Agreement is available free of charge from the Trust. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.